Exhibit 10.38
[UNOFFICIAL ENGLISH TRANSLATION SOLELY FOR REFERENCE]

Gas Station Lease Agreement
(with Xi’an Jindou Gas Station)

Pursuant to the “PRC Contract Law” and other applicable statutes, Xi’an Baorun Enterprise Development Co. Ltd. and Andong Gas Station have entered into the agreement as follows regarding the leasing of Andong Gas Station:

Article I          Two Parties to This Agreement

Lessor:	Xi’an JindouGas Station (“Party A”)
Registered Address:	Xilu Road, Xi’an
Legal Representative:	BAI Jin

Lessee:	Xi’an Baorun Enterprise Development Co. Ltd. (“Party B”)
Registered Address:	7 Huoju Road, New Century Plaza, Xi’an
Legal Representative:	GAO Xincheng

Article II        Content of the Lease

Party A shall lease the gas station located at Xilu Road, Xi’an to Party B.  The said station occupies a ground area of 8 mu, including 12 gas filling machines, 4 storage tanks with a total capacity of 240 cubic meters and a rain shed of about 1000 square meters.

Article III       Term of the Lease

1. The term of the lease starts on December 15, 2009 to December 14, 2029.

2. This Agreement will take effect upon execution and the start of the lease is on the day when Party B takes over the station.

Article IV       Rent and Payment Method

1. The annual rent for the station is RMB 1,800,000.00 even and the total rent for the entire 10-year term of the lease is RMB 18,000,000.00 even.

2. Upon execution hereof and within 5 days after the gas station’s operation is turned over to Party B, Party B shall pay to Party A 80% of the total rent in the amount of RMB 14,000,000.00; and after the completing of the applicable registration procedures regarding the station and confirming the remaining issues from Party A’s operation, Party B shall pay to Party A the balance of 20% of the rent.  Party A shall bear the fees for change registration procedures.

[Article V to Article XV same as the agreement with Andong.]

Lessor:

Xi’an JindouGas Station (Seal)
Legal Representative: BAI Jin (Signature)

Lessee

CBEH (Seal)
Legal Representative: XIANG Shanqiang (Signature)

Date:     December 14, 2009

Place:  Xi’an